UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 8, 2007
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                                                      SearchHelp, Inc.
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                                   (Exact name of registrant as specified in its charter)

                Delaware                                  001-31590                                   11-3621755
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      (State or other jurisdiction                       (Commission                               (I.R.S. Employer
            of incorporation)                            File Number)                             Identification No.)

               6800 Jericho Turnpike, Suite 208E, Syosset, New York                                     11791
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                     (Address of principal executive offices)                                         (Zip Code)

Registrant's telephone number, including area code    (516) 922-4765

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                                  (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 7, 2007 SearchHelp, Inc. (the "Registrant") entered into a Series A Preferred Stock Purchase Agreement ("Kaplan Purchase Agreement") with Edward Kaplan ("Kaplan"). Pursuant to the Kaplan Purchase Agreement, LCM purchased from the Registrant for an aggregate of $50,000, 19,084 shares of the Registrant's Series A 7% Convertible Preferred Stock, par value $0.0001 (the "Series A Preferred Stock") and a warrant to purchase from the Registrant 47,710 shares of the Registrant's common stock, $0.0001 par value, at an exercise price of $.26 per share.

         On February 8, 2007 the Registrant entered into a Series A Preferred Stock Purchase Agreement ("LAM Purchase Agreement") with The LAM Opportunity Fund, LTD ("LAM"). Pursuant to the LAM Purchase Agreement, LAM purchased from the Registrant for an aggregate of $80,000, 30,534 shares of Series A Preferred Stock and a warrant to purchase from the Registrant 76,335 shares of the Registrant's common stock, $0.0001 par value, at an exercise price of $.26 per share.

         On February 8, 2007 the Registrant entered into a Series A Preferred Stock Purchase Agreement ("LOF Purchase Agreement," together with Kaplan Purchase Agreement and LAM Purchase Agreement, the "Purchase Agreements") with Lewis Opportunity Fund, LP ("LOF"). Pursuant to the LOF Purchase Agreement, LOF purchased from the Registrant for an aggregate of $420,000, 160,306 shares of Series A Preferred Stock and a warrant to purchase from the Registrant 400,765 shares of the Registrant's common stock, $0.0001 par value, at an exercise price of $.26 per share.


     The foregoing description of the Purchase Agreements is merely a summary, and is not intended to be complete. The Purchase Agreements are filed as Exhibits 10.1, 10.2 and 10.3 to this report and are incorporated herein by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

         On February 7, 2007 and February 8, 2007, pursuant to the terms of the Purchase Agreements described in Item 1.01 and the Certificate of Designations described in Item 3.03, the Registrant sold an aggregate of 209,924 shares of the Series A Preferred Stock ("Shares"), and warrants to purchase an aggregate of 524,810 shares of the Registrant's common stock, $0.0001 par value, at an exercise price of $.26 per share ("Warrants").

         The Shares and the Warrants were not registered under the Securities Act of 1933 (the "Securities Act"), and bear restrictive legends that reflect this status. The Shares and the Warrants were issued in a private placement in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. The Registrant did not engage in any general solicitation or advertisement for the issuance of these securities.

ITEM 3.03. MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS.

     On February 13, 2007 the Registrant filed a Certificate Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series A 7% Convertible Preferred Stock, $0.0001 par value (the "Certificate of Designations") with the Secretary of State of the State of Delaware under which 763,359 shares of Series A Preferred Stock were designated.

     The following is a summary of certain terms of the Series A Preferred
Stock:

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     Stated Value. Each share of Series A Preferred Stock shall have the stated
value equal to $2.62 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Stated Value").

     Dividends. The Series A Preferred Stock will accumulate dividends at a rate of 7% on the Stated Value for each share of Series A Preferred Stock per year when, as and if declared by the Board of Directors of the Registrant. Distributions maybe declared and paid upon shares of common stock of the Registrant or other class of stock junior to the Series A Preferred Stock (the "Junior Stock") in any fiscal year of the Registrant only if distributions shall have been paid to or declared and set apart upon all shares of Series A Preferred Stock at such annual rate for each quarter of such fiscal year of the Registrant including the quarter in which such distributions upon the Junior Stock are declared.

     Liquidation. Upon the dissolution, liquidation or winding-up of the Registrant, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, before any payment or distribution shall be made on the Junior Stock, out of the assets of the Registrant available for distribution to stockholders, the Stated Value per share of Series A Preferred Stock and all accrued and unpaid dividends to and including the date of payment thereof.

     Conversion to Common Stock. Each holder of shares of Series A Preferred Stock shall have the right to convert some or all shares of Series A Preferred Stock into fully paid and non-assessable shares of common stock of the Registrant at an initial conversion rate of 10 shares of common stock of the Registrant for every one share of Series A Preferred Stock. The conversion rate is subject to adjustment in the event of stock splits, combinations, dividends and other changes to the outstanding Series A Preferred Stock and Common Stock.

     Voting Rights. Shares of Series A Preferred Stock are not entitled to voting rights, but are entitled to notice of any stockholders' meeting in accordance with the Registrant's By-Laws.

     The Certificate of Designations is filed as Exhibit 3.1 to this report and is incorporated herein by reference. The description of the Series A Preferred Stock is a summary of certain terms of the Series A Preferred Stock and is qualified by and subject to the provisions of the Certificate of Designations.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

3.1 Form of Certificate Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series A 7% Convertible Preferred Stock, $0.0001 par value .

10.1 Series A Preferred Stock Purchase Agreement dated February 7, 2007 by and between the Registrant and Edward Kaplan.

10.2 Series A Preferred Stock Purchase Agreement dated February 8, 2007 by and between the Registrant and The LAM Opportunity Fund, LTD.

10.3 Series A Preferred Stock Purchase Agreement dated February 8, 2007 by and between the Registrant and Lewis Opportunity Fund, LP.

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Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SEARCHHELP, INC.


Date:  February 13, 2007               By:     /s/ John Caruso
                                               --------------------------------
                                       Name:   John Caruso
                                       Title:  Chief Financial Officer